UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 22, 2024 (May 16, 2024)

TRANSOCEAN LTD.

(Exact name of Registrant as specified in its charter)

Switzerland	001-38373	98-0599916
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

Turmstrasse 30
Steinhausen, Switzerland	CH-6312

(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: +41 (41) 749-0500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act
Title of each class	Trading Symbol	Name of each exchange on which registered:
Shares, $0.10 par value	RIG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment and Restatement of Transocean Ltd. 2015 Long-Term Incentive Plan

At the 2024 Annual General Meeting of Shareholders of Transocean Ltd. (the “Company”) held on May 16, 2024 (the “AGM”) in Zug, Switzerland, shareholders of the Company approved the amendment and restatement of the Transocean Ltd. 2015 Long-Term Incentive Plan (the “Amended and Restated LTIP”). As approved by shareholders, the Amended and Restated LTIP reserves an additional 22,500,000 Transocean Ltd. shares, par value USD 0.10 per share (“Shares”), issuable pursuant to awards thereunder.

The foregoing description of the Amended and Restated LTIP is not complete and is subject to and qualified in its entirety by reference to the full text of the Amended and Restated LTIP, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Employment Agreement of Chief Financial Officer

In connection with the previously announced promotion of Mr. Thad Vayda as Executive Vice President and Chief Financial Officer of the Company, Mr. Vayda entered into an employment agreement (the “Employment Agreement”) with a wholly-owned indirect subsidiary of the Company, effective May 20, 2024. Pursuant to the terms and conditions of the Employment Agreement, Mr. Vayda will receive a base salary of $625,000 per year. Mr. Vayda’s 2024 annual cash bonus target under the Company’s Amended and Restated Performance Award and Cash Bonus Plan will be 100% of his annual salary earned in 2024, subject to the Company’s performance relative to a set of pre-determined performance metrics and the discretion of the Company’s Compensation Committee. Additionally, Mr. Vayda remains eligible to participate in the Amended and Restated LTIP. In May 2024, he received a 2024 equity award pursuant to the Amended and Restated LTIP in the form of restricted share units with a targeted cash value of $377,083, vesting in equal installments over three years, and performance units with a targeted cash value of $377,083, subject to vesting and performance terms equivalent to those currently in place for the 2024-2026 performance cycle. The foregoing description of the Employment Agreement is not complete and is subject to and qualified in its entirety by reference to the full text of the Employment Agreement, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Other than as disclosed in this Item 5.02, there are no arrangements or understandings between Mr. Vayda and any other person pursuant to which he was appointed Executive Vice President and Chief Financial Officer.

Item 5.03Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 16, 2024,  the Articles of Association of the Company were amended (as amended, the “Articles of Association”) to reflect the approval by shareholders at the AGM of (i) the general capital authorization proposal, which permits the issuance of up to 172,563,171 Shares pursuant to the authorization, for a term expiring on May 29, 2025; (ii) the specific capital authorization proposal that may be used to satisfy the Company’s equity incentive plans obligations, which permits the issuance of up to 22,500,000 Shares pursuant to the authorization, for a five-year period expiring on May 16, 2029; and (iii) the proposals to reduce the par value and redenominate the par value currency, of the Shares from 0.10 Swiss Francs to 0.10 U.S. Dollars.

The foregoing description of the Articles of Association is not complete and is subject to and qualified in its entirety by reference to the full text of the Articles of Association, a copy of which is filed as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07Submission of Matters to a Vote of Security Holders.

At the AGM, shareholders of the Company took action on the following matters:

1.	(a) Proposal regarding the approval of the 2023 Annual Report, including the Audited Consolidated Financial Statements of Transocean Ltd. for Fiscal Year 2023 and the Audited Statutory Financial Statements of Transocean Ltd. for Fiscal Year 2023.

For	Against	Abstain
581,863,800	2,977,840	2,124,359

This item was approved.

1.	(b) Proposal regarding the advisory vote to approve the Company’s Swiss Statutory Compensation Report for Fiscal Year 2023.

For	Against	Abstain	Broker Non-Votes
452,159,772	3,965,453	1,422,519	129,418,255

This item was approved.

1.	(c) Proposal regarding the advisory vote to approve the Non-Financial Matters Report for Fiscal Year 2023.

For	Against	Abstain
580,492,186	3,967,676	2,506,137

This item was approved.

2.	Proposal regarding the discharge of the Members of the Board of Directors and the Executive Management Team from liability for activities during Fiscal Year 2023.

For	Against	Abstain	Broker Non-Votes
362,448,094	7,021,631	88,078,019	129,418,255

This item was approved.

3.	Proposal regarding the Appropriation of the Accumulated Losses for Fiscal Year 2023.

For	Against	Abstain
578,483,803	5,800,074	2,682,122

This item was approved.

4.	Proposal regarding the approval of Shares authorized for issuance.

For	Against	Abstain
570,880,913	13,263,677	2,821,409

This item was approved.

5.	Proposals regarding the reelection of 10 directors, each for a term extending until completion of the next Annual General Meeting.

Name of Nominee for Director	For	Against	Abstain	Broker Non-Votes
Glyn A. Barker	451,362,038	4,714,255	1,471,451	129,418,255
Vanessa C.L. Chang	451,513,105	4,592,842	1,441,797	129,418,255
Frederico F. Curado	450,463,836	5,592,150	1,491,758	129,418,255
Chadwick C. Deaton	452,366,741	3,870,747	1,310,256	129,418,255
Domenic J. “Nick” Dell’Osso, Jr.	451,054,572	5,004,558	1,488,614	129,418,255
Vincent J. Intrieri	447,041,415	9,069,241	1,437,088	129,418,255
Samuel J. Merksamer	452,150,508	3,943,120	1,454,116	129,418,255
Frederik W. Mohn	453,027,356	3,205,062	1,315,326	129,418,255
Margareth Øvrum	451,936,992	4,223,143	1,387,609	129,418,255
Jeremy D. Thigpen	452,225,214	4,074,168	1,248,362	129,418,255

Each of the 10 persons listed above was duly elected as a director of the Company to hold office until the completion of the next Annual General Meeting.

6.	Proposal regarding the reelection of the Chair of the Board of Directors for a term extending until completion of the next Annual General Meeting.

Name of Chair Nominee	For	Against	Abstain	Broker Non-Votes
Chadwick C. Deaton	452,568,834	3,676,630	1,302,280	129,418,255

Chadwick C. Deaton was reelected Chair of the Board of Directors of the Company to hold office until the completion of the next Annual General Meeting.

7.	Proposal regarding the reelection of the members of the Compensation Committee, each for a term extending until completion of the next Annual General Meeting.

Name of Compensation Committee Nominee	For	Against	Abstain	Broker Non-Votes
Glyn A. Barker	450,801,852	5,477,129	1,268,763	129,418,255
Vanessa C.L. Chang	451,242,685	5,084,086	1,220,973	129,418,255
Samuel J. Merksamer	451,607,487	4,707,974	1,232,283	129,418,255

Each of the three persons listed above was duly reelected to serve as a member of the Compensation Committee of the Company to hold office until completion of the next Annual General Meeting.

8.	Proposal regarding the reelection of the independent proxy for a term extending until completion of the next Annual General Meeting.

For	Against	Abstain
577,652,805	5,945,990	3,367,204

This item was approved.

9.	Proposal regarding the appointment of Ernst & Young LLP as the Company's Independent Registered Public Accounting Firm for Fiscal Year 2024 and reelection of Ernst & Young Ltd, Zurich, as the Company's Auditor for a further one-year term.

For	Against	Abstain
577,426,007	7,025,564	2,514,428

This item was approved.

10.	Proposal regarding the advisory vote to approve Named Executive Officer compensation for Fiscal Year 2024.

For	Against	Abstain	Broker Non-Votes
448,575,490	7,596,090	1,376,164	129,418,255

This item was approved.

11.	(a) Proposal regarding the ratification of the maximum aggregate amount of compensation of the Board of Directors for the period between the 2024 Annual General Meeting and the 2025 Annual General Meeting.

For	Against	Abstain	Broker Non-Votes
449,342,118	6,449,643	1,755,983	129,418,255

This item was approved.

11.	(b) Proposal regarding the ratification of the maximum aggregate amount of compensation of the Executive Management Team for Fiscal Year 2025.

For	Against	Abstain	Broker Non-Votes
447,480,206	7,926,530	2,141,008	129,418,255

This item was approved.

12.	(a) Proposal regarding redenominating the par value currency of the Company’s shares from Swiss Francs to U.S. Dollars.

For	Against	Abstain
579,241,118	5,345,470	2,379,411

This item was approved.

12.	(b) Proposal regarding the approval of reducing the par value of the Company’s shares.

For	Against	Abstain
571,846,119	12,424,235	2,695,645

This item was approved.

13.	(a) Proposal regarding the approval of the amendment and restatement of the Transocean Ltd. 2015 Long-Term Incentive Plan.

For	Against	Abstain	Broker Non-Votes
438,385,880	17,402,408	1,759,456	129,418,255

This item was approved.

13.	(b) Proposal regarding the approval of a capital authorization for share-based incentive plans.

For	Against	Abstain	Broker Non-Votes
438,214,486	17,614,841	1,718,417	129,418,255

This item was approved.

For information regarding the applicable vote standard required to pass each matter described in this Item 5.07, please refer to the section of the Company’s definitive proxy statement for the AGM, under the heading: “Votes Required.”

Item 9.01Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

3.1	Articles of Association of Transocean Ltd.
10.1	Amended and Restated Transocean Ltd. 2015 Long-Term Incentive Plan
10.2	Employment Agreement with Mr. Thad Vayda dated May 20, 2024
101	Interactive data files pursuant to Rule 405 of Regulation S-T formatted in Inline Extensible Business Reporting Language
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSOCEAN LTD.

Date: May 22, 2024	By:	/s/ Daniel Ro-Trock
Daniel Ro-Trock
Authorized Person